People you trust.
Advice that works.

Trustmark
Banking and Financial Solutions

Keefe, Bruyette & Woods

Regional Bank Conference
Boston, MA
March 1, 2007

Forward Looking Statements

Certain statements contained in this document are not statements of historical fact and constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements relating to anticipated future operating and financial performance measures, including net interest margin, credit quality, business initiatives, growth opportunities and growth rates, among other things and encompass any estimate, prediction, expectation, projection, opinion, anticipation, outlook or statement of belief included therein as well as the management assumptions underlying these forward-looking statements. Should one or more of these risks materialize, or should any such underlying assumptions prove to be significantly different, actual results may vary significantly from those anticipated, estimated, projected or expected.

These risks could cause actual results to differ materially from current expectations of Management and include, but are not limited to, changes in the level of nonperforming assets and charge-offs, local, state and national economic and market conditions, material changes in market interest rates, the costs and effects of litigation and of unexpected or adverse outcomes in such litigation, competition in loan and deposit pricing, as well as the entry of new competitors into our markets through de novo expansion and acquisitions, changes in existing regulations or the adoption of new regulations, natural disasters, acts of war or terrorism, changes in consumer spending, borrowings and savings habits, technological changes, changes in the financial performance or condition of Trustmark's borrowers, the ability to control expenses, changes in Trustmark's compensation and benefit plans, greater than expected costs or difficulties related to the integration of new products and lines of business and other risks described in Trustmark Corporation's filings with the Securities and Exchange Commission.

Although Management believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct. Trustmark undertakes no obligation to update or revise any of this information, whether as the result of new information, future events or developments or otherwise.

Corporate Profile
As of December 31, 2006

Trustmark
Banking and Financial Solutions


TENNESSEE
OKLAHOMA
ARKANSAS
MISSISSIPPI
ALABAMA
JACKSON
TEXAS
LOUISIANA
FLORIDA
Houston

	2005		2006	
	As Reported	w/out Katrina and sale of Merchant Services portfolio*	As Reported	w/out Katrina*
Net Income	$103.0 million	$109.5 million	$119.3 million	$113.6 million
ROATE	18.24%	19.38%	20.78%	19.81%
ROA	1.25%	1.33%	1.42%	1.35%
Basic EPS	$1.82	$1.93	$2.11	$2.01

*See slide #21 for Non-GAAP Financial Information

Trustmark is an integrated provider of banking and financial solutions

- $8.8 billion in total assets
- $436 million in revenue
- Investment Ratings
  - Moody's: A3
  - S&P: BBB+

Corporate Infrastructure

- 150 Banking Centers
- 2,700 Associates
- Serving Florida, Mississippi, Tennessee, and Texas

Reasons to Invest in Trustmark

- Strong profitability metrics
- Solid, well-positioned balance sheet
- Diversified business mix
- Expanded presence in attractive growth markets

Positioned for growth and profitability

Peer Group

Trustmark
Banking and Financial Solutions

Peer Banks	Total Assets 12/31/2006 ($ in Billions)	Market Capitalization ($ in Billions)	Price/2007 Median Earnings Estimate
UMB Financial Corporation	8.9	1.6	22.8
Valley National Bancorp	12.4	3.0	19.7
South Financial Group, Inc.	14.2	2.1	18.3
United Community Banks, Inc.	7.1	1.5	18.1
MB Financial, Inc.	8.0	1.4	16.6
Chittenden Corporation	6.4	1.4	16.5
Hancock Holding Company	6.0	1.5	16.5
Greater Bay Bancorp	7.4	1.4	16.4
Old National Bancorp	8.1	1.3	16.3
Alabama National BanCorporation	7.7	1.5	16.2
First Midwest Bancorp, Inc.	8.4	1.9	15.7
Susquehanna Bancshares, Inc.	8.2	1.3	15.7
Webster Financial Corporation	17.1	2.9	15.6
Whitney Holding Corporation	10.2	2.2	15.3
United Bankshares, Inc.	6.7	1.5	15.2
FirstMerit Corporation	10.3	1.8	15.2
Trustmark Corporation	8.8	1.8	15.2
BancorpSouth, Inc.	12.0	2.1	15.1
Cullen/Frost Bankers, Inc.	13.2	3.3	14.9
Fulton Financial Corporation	14.9	2.8	14.7
Sky Financial Group, Inc.	17.7	3.4	14.5
Park National Corporation	5.5	1.4	14.4
Pacific Capital Bancorp	7.5	1.6	13.7
Citizens Republic Bancorp	14.0	1.8	12.2

*Source: SNL Financial and Bloomberg as of 2/20/2007

Key Ratios

Strong performance on mid-cap banking metrics

Trustmark
Banking and Financial Solutions

	2006	2006 Peer Median	TRMK 5 Yr Avg	5 Yr Avg Peer Median
Net Interest Margin (FTE)	3.84%	3.81%	4.09%	3.89%
Efficiency Ratio	58.87%	57.48%	54.26%	58.03%
Return on Average Tangible Equity	20.78%	18.08%	19.73%	18.82%
Return on Average Assets	1.42%	1.18%	1.49%	1.28%
Fee Income to Total Revenue	35.60%	26.58%	33.40%	27.06%
Gross Loans/ Average Earning Assets	83.28%	74.86%	75.35%	72.22%
Tangible Equity to Tangible Assets	6.67%	6.73%	7.40%	6.90%

Source: SNL Financial and Company reports

Balance Sheet Data

Fourth Quarter Average
Solid Balance Sheet
Enhanced Mix of Earning Assets and Funding Base

Trustmark
Banking and Financial Solutions

($ in Millions)

		2003-2006			2005-2006	
	2006	$	%	CAGR	$	%
Net Loans	6,564	1,647	33.50%	10.11%	639	10.79%
Securities & Fed Funds	1,157	(857)	-42.53%	-16.86%	(280)	-19.47%
Earning Assets	7,797	791	11.29%	3.63%	359	4.82%
Assets	8,825	1,134	14.75%	4.69%	586	7.11%
Total Deposits	7,000	2,033	40.92%	12.11%	1,079	18.22%
Borrowings	791	(1,190)	-60.07%	-26.36%	(675)	-46.05%
Equity	895	204	29.53%	9.01%	156	21.05%

Source: Company reports

Projected Principal Roll-off
Taxable Investment Securities

($ in Millions)

Total Taxable Securities at December 31, 2006: $912.5
Average duration of taxable securities portfolio: 1.9 years

	Principal Roll-off	Roll-off Yield
2007	$309.5	3.60%
2008	$228.3	3.73%
2009	$106.6	4.45%

Capital Management

Trustmark
Banking and Financial Solutions

- **Dividends**
  - Increased quarterly dividend per share 4.8% to $0.22, or $0.88 annually in 2006
  - 24th consecutive year of increased dividends
- **Share Repurchase Program**
  - Repurchased 631 thousand shares ($18.8 million) in 2006
  - Repurchased 21.3 million shares ($479.2 million) since 1998
- **Capital Structure**
  - Enhanced capital structure with issuance of trust preferred securities ($60mm) and subordinated debt ($50mm)
  - These capital instruments provide a cost-effective manner in which to manage capital and enhance financial flexibility

Total Loans
4th Quarter Average



($ in Billions)
$7.0
$6.0
$5.0
$4.0
$3.0
8.6% CAGR
10.6%
$4.4
$4.6
$5.0
$5.4
$6.0
$6.6
2001
2002
2003
2004
2005
2006

Loan Composition
As of December 31, 2006

Trustmark
Banking and Financial Solutions

By Loan Type
(per Call Report Schedule)

($ in Billions)



Commercial
$1.1
Real Estate
$1.5
Consumer
$0.9
17%
22%
14%
4%
14%
29%
Other
$0.3
Real Estate
Construction
$0.9
1-4 Family
$1.9

By State



Florida
$0.6
Tennessee
$0.4
9%
7%
Texas
$0.7
11%
3%
6%
64%
Alabama
$0.2
Mississippi
$4.3
Other
$0.4

Total Loans $6.6 Billion

Financial Performance
Credit Quality

Trustmark
Banking and Financial Solutions



($ in Millions)
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
$75.5
$74.8
$74.3
$64.8
$76.7
$72.1
Katrina
$9.8M
Katrina
$2.0M
$42.0
$37.9
$29.9
$27.5
$33.0
$38.9
2001
2002
2003
2004
2005
2006
Allowance for Loan and Lease Losses (ALLL)
Non-Performing Assets (NPA)

	2001	2002	2003	2004	2005	2006
NPA/Total Loans + ORE	0.93%	0.82%	0.59%	0.51%	0.56%	0.59%
Net Charge Offs/Average Loans	0.35%	0.33%	0.21%	0.12%	0.13%	0.06%

Total Deposits
4th Quarter Average

Trustmark
Banking and Financial Solutions

($ in Billions)



$7.0
$6.0
$5.0
$4.0
$3.0
9.8% CAGR
18.2%
$4.4
$4.6
$5.0
$5.4
$5.9
$7.0
2001
2002
2003
2004
2005
2006

Deposit Composition
As of December 31, 2006

By Deposit Type

($ in Billions)



Money Market
$1.0
14%
Savings
$0.3
4%
Time
$2.6
37%
22%
23%
Interest
checking
$1.5
Non-interest
checking
$1.6

By State



Florida
$0.2
Tennessee
$0.5
Texas
$0.7
4%
7%
9%
80%
Mississippi
$5.6

Total Deposits $7.0 Billion

Branching Initiatives

- **Balance efforts to augment productivity in mature, lower growth markets with opportunities to expand in higher growth markets**
  - Opened 7 strategically positioned banking centers in 2006
  - Closed 5 banking centers with limited potential in 2006
  - Anticipate opening 12 banking centers in 2007-08
  - Anticipate closing 8-10 banking centers in 2007-08

Positioned for Success in Attractive Markets

Trustmark
Banking and Financial Solutions

Market	2006 Population	2006-11 Projected Population Growth	Trustmark Deposits 12/31/2006 ($ in Millions)	Deposit Market Share*	TRMK Banking Centers	New Banking Centers (by 2008)
Jackson	478,278	6.5%	3,027	37.7%	42	2
Houston	3,952,523	11.3%	657	0.2%	12	4
Memphis	1,113,280	6.4%	677	2.7%	22	1
Florida Panhandle	419,400	13.1%	245	4.3%	8	3
MS Gulf Coast	170,753	11.8%	31	0.2%	1	2

Source: SNL Financial and ESRI
* As of 6/30/2006

2006 Revenue and Noninterest Income Composition

Trustmark
Banking and Financial Solutions

($ in Millions)

Total Revenue $436 Million


Commercial & Retail Banking $307
70%
Auto Finance/ Credit Card $34
8%
Mortgage $26
6%
Insurance $34
8%
Wealth Management $28
6%
Treasury & Other $7
2%

Total Noninterest Income $155 Million


Wealth Management $23
15%
Insurance $34
22%
Mortgage $10
6%
Other $6
4%
General Banking $82
53%

Fee Income to Total Revenue 35.6%

Financial Services

Trustmark
Banking and Financial Solutions

Wealth Management

- Assets under management and administration of $7.0 billion with additional $1.2 billion in brokerage assets

Mortgage

- Mortgage loan production totaled $1.3 billion in 2006

Insurance

- Ranked 32rd largest bank-owned insurance agency based on revenue*

*Source: American Bankers Insurance Association as of June 30, 2006

Strategic Focus

- Increase loans and deposits
- Build upon success of Wealth Management and Insurance businesses
- Manage investments in human capital and infrastructure to promote revenue growth
- Enhance long-term shareholder value

People you trust.
Advice that works.

Trustmark
Banking and Financial Solutions

Non-GAAP Financial Information

Trustmark
Banking and Financial Solutions

Management is presenting in the following table adjustments to net income as reported in accordance with generally accepted accounting principles for significant items resulting from Hurricane Katrina and the sale of its Merchant Services portfolio. Management believes this information will help users compare Trustmark's current results to prior periods.

	2005		2006	
	($ in thousands)	Basic EPS	*($ in thousands)*	Basic EPS
Net Income as reported – GAAP	$ 102,951	$ 1.819	$ 119,273	$ 2.106
Adjustments (net of taxes):				
Less Hurricane Katrina accruals released				
Provision for loan losses	6,054	0.107	(4,736)	(0.083)
Mortgage related charges	2,047	0.036	(952)	(0.017)
Noninterest income - lost revenues	1,649	0.029	---	---
Noninterest expense - additional expenses	333	0.006	---	---
	10,083	0.178	(5,688)	(0.100)
Subtract sale of Merchant Services portfolio	(3,551)	(0.063)	---	---
Net Income adjusted for specific items (Non-GAAP)	$ 109,483	$ 1.934	$ 113,585	$ 2.006

Contact Information

Trustmark

Banking and Financial Solutions

Trustmark Corporation's common stock is listed on the NASDAQ National Market System and is traded under the symbol TRMK.

Additional information is available at www.trustmark.com.

Investor Inquiries:

Joseph Rein
First Vice President
601-208-6898
jrein@trustmark.com